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                                                                    EXHIBIT 10.2

                     BORROWER SECURITY AND PLEDGE AGREEMENT

         This BORROWER SECURITY AND PLEDGE AGREEMENT, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), is made by ASSOCIATED MATERIALS INCORPORATED, a Delaware corporation (the "Grantor"), in favor of UBS AG, STAMFORD BRANCH, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, Associated Materials Holdings Inc., the various financial institutions and other Persons as are or may become parties thereto, as the Lenders, the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch, as Syndication Agent, CIBC World Markets Corp., as Documentation Agent, and UBS Warburg LLC and Credit Suisse First Boston Corporation, as Joint Lead Arrangers, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Grantor; and

         WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Collateral Account" is defined in clause (b) of Section 4.3.

         "Computer Hardware and Software Collateral" means:

                  (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers,
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         features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

                  (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

                  (c) all firmware associated therewith;

                  (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through
         (c); and

                  (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

         "Control Agreement" means an agreement in form and substance satisfactory to the Administrative Agent which provides for the Administrative Agent to have "control" (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as such term relates to commodity contracts).

         "Copyright Collateral" means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor's rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the United States copyrights referred to in Schedule V hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         "Credit Agreement" is defined in the first recital.

         "Distributions" means all non-cash dividends paid on Capital Stock, liquidating dividends paid on Capital Stock, shares of Capital Stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Stock constituting Collateral, but excluding Dividends.

         "Dividends" means cash dividends and cash distributions with respect to any Capital Stock constituting Collateral that are not a liquidating dividend.



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         "Grantor" is defined in the preamble.

         "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "Patent Collateral" means:

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each United States patent and patent application referred to in Schedule III hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                  (c) all patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

         "Receivables" is defined in clause (c) of Section 2.1.

         "Related Contracts" is defined in clause (c) of Section 2.1.

         "Securities Act" is defined in clause (a) of Section 6.2.

         "Security Agreement" is defined in the preamble.

         "Trademark Collateral" means:

                  (a)(i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, whether statutory or common law or registered or unregistered, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those registered in the United States Patent and Trademark Office and referred to in Schedule IV hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "Trademark");

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                  (b) all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark; and

                  (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

                  (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause
         (a) and, to the extent applicable, clause (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

         "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

         SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3. UCC Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement (whether or not capitalized herein), including its preamble and recitals, with such meanings.

                                   ARTICLE II
                                SECURITY INTEREST

         SECTION 2.1. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the Grantor's right, title and interest in the following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by the Grantor, and wherever located (collectively, the "Collateral"):

                  (a) (i) all investment property in which the Grantor has an interest (including the Capital Stock of each issuer of such Capital Stock described in Schedule I hereto) and (ii) all other Capital Stock which are interests in limited liability companies or

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         partnerships in which the Grantor has an interest (including the
         Capital Stock of each issuer of such Capital Stock described in
         Schedule I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing clauses (a)(i) and (a)(ii);

                  (b) all goods, including all equipment and inventory in all of its forms;

                  (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes and general intangibles (including tax refunds and all payment intangibles), whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes, general intangibles and payment intangibles (all of the foregoing collectively referred to as the "Receivables", and any and all such security agreements, guaranties, leases and other contracts collectively referred to as the "Related Contracts");

                  (d) all Intellectual Property Collateral;

                  (e) all deposit accounts;

                  (f) all letter of credit rights;

                  (g) all commercial tort claims in which the Grantor has rights (including as a plaintiff);

                  (h) the Collateral Account, all cash, checks, drafts, notes, bills of exchange, money orders, other like instruments and all investment property held in the Collateral Account (or in any sub-account thereof) and all interest and earnings in respect thereof;

                  (i) all books, records, writings, data - bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

                  (j) all other property and rights of every kind and description and interests therein; and

                  (k) all products, offspring, rents, issues, profits, returns, income, supporting obligations and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a) through (j), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include (i) the Grantor's real property leaseholds, (ii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a

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violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or
(B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder, or (iii) investment property consisting of Capital Stock of an issuer that is a Foreign Subsidiary (other than a Foreign Subsidiary that (x) is treated as a partnership under the Code, other than a partnership that owns, directly or indirectly in excess of 65% of the total voting power of all Capital Stock of an entity organized under the laws of any jurisdiction outside the United States that is treated as a "controlled foreign corporation" within the meaning of section 957(a) of the Code or (y) for U.S. federal income tax purposes, is not treated as an entity that is separate from (A) the Grantor; (B) any Person that is treated as a partnership under the Code, other than a partnership that owns, directly or indirectly in excess of 65% of the total voting power of all Capital Stock of an entity organized under the laws of any jurisdiction outside the United States that is treated as a "controlled foreign corporation" within the meaning of section 957(a) of the Code or (C) any "United States person" (as defined in Section 7701(a)(30) of the Code)) of the Grantor, in excess of 65% of the total combined voting power of all Capital Stock of each such Foreign Subsidiary.

         SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder by the Grantor secure the payment of all Obligations now or hereafter existing.

         SECTION 2.3. Grantor Remains Liable. Anything herein to the contrary notwithstanding

                  (a) the Grantor will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

                  (b) the exercise by the Administrative Agent of any of its rights hereunder will not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

                  (c) no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend with respect to any Capital Stock pledged hereunder is permitted to be paid (in accordance with the Credit Agreement), such Dividend or payment may be paid directly to the Grantor. If any Dividend or payment is paid in contravention of the Credit Agreement, the Grantor shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with Section 4.1.5 hereto.



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         SECTION 2.5. Security Interest Absolute, etc. This Security Agreement
shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of any Loan Document;

                  (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any guarantor (including any Guarantor) of, or collateral securing, any Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

                  (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

                  (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including the Grantor) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Rate Protection Agreements, the Grantor represents and warrants to each Secured Party as set forth below.



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         SECTION 3.1. As to Capital Stock of Subsidiaries. With respect to any
Subsidiary of the Grantor that is

                  (a) a corporation, business trust, joint stock company or similar Person, all Capital Stock issued by such Subsidiary is duly authorized and validly issued, fully paid and non-assessable; and

                  (b) a partnership or limited liability company, no Capital Stock issued by such Subsidiary (i) is dealt in or traded on securities exchanges or in securities markets, (ii) is expressly provided in such Subsidiary's Organic Documents to be a security governed by Article 8 of the UCC or (iii) is held in a securities account.

The percentage of the issued and outstanding Capital Stock of each Subsidiary pledged by the Grantor hereunder is as set forth on Schedule I hereto.

         SECTION 3.2. Grantor Name, Location, etc. The jurisdiction in which the Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule II hereto. Set forth in Item B of Schedule II hereto is each location a secured party would have filed a UCC financing statement prior to July 1, 2001 (or October 1, 2001 if the location is Connecticut and January 1, 2002 if the location is Alabama, Florida or Mississippi) to perfect a security interest in equipment, inventory and general intangibles owned by the Grantor. The Grantor does not have any trade names other than those set forth in Item C of Schedule II hereto. During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of
Schedule II hereto. The name set forth on the signature page hereto is the true and correct name of the Grantor. The Grantor's federal taxpayer identification number is (and, during the four months preceding the date hereof, the Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule II hereto. If the Collateral of the Grantor includes any inventory located in the State of California, the Grantor is not a "retail merchant" within the meaning of Section 9102 of the California UCC. On the Closing Date, the Grantor is not a party to any material federal, state or local government contract except as set forth in Item F of Schedule II hereto.

         SECTION 3.3. Ownership, No Liens, etc. The Grantor owns its Collateral free and clear of any Lien, except for Liens (a) created by this Security Agreement, and, (b) in the case of Collateral other than the Capital Stock of each Subsidiary pledged hereunder, permitted by the Credit Agreement. No effective financing statement or other filing similar in effect covering any Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement or those filed in connection with Liens permitted by the Credit Agreement or as to which a duly executed termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

         SECTION 3.4. Possession of Inventory, etc. The Grantor agrees that it will maintain exclusive possession of its goods, instruments, promissory notes and inventory, other than (a) inventory in transit in the ordinary course of business, (b) inventory which is in the


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possession or control of a warehouseman, bailee agent or other Person in the ordinary course of business (other than a Person controlled by or under common control with the Grantor) that upon the reasonable request of the Administrative Agent, has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and has agreed to hold such inventory subject to the Secured Parties' Lien and waive any Lien held by it against such inventory, and (c) instruments or promissory notes that have been delivered to the Administrative Agent pursuant to Section 3.5.

         SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. The Grantor has delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments, promissory notes and chattel paper that have a principal amount, or value, in excess of $50,000 and are owned or held by the Grantor on the Closing Date; provided that no more than $500,000 in principal amount, or value, of the foregoing shall be excluded from the delivery request.

         SECTION 3.6. Intellectual Property Collateral. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

                  (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

                  (b) such Intellectual Property Collateral is valid and enforceable;

                  (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral that are registered, issued, or for which applications are pending, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world, where necessary, and its claims to the Copyright Collateral in the United States Copyright Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world, where necessary;

                  (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to the owned Intellectual Property Collateral and no claim has been made that the use of such owned Intellectual Property Collateral does or may violate the asserted rights of any third party; and

                  (e) the Grantor has performed and will continue to perform in all material respects all acts and has paid and will continue to pay all required fees and taxes to prosecute and maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for the conduct of the Grantor's business, except where the failure to so own or be entitled to use could not reasonably be expected to have a Material Adverse Effect.

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         SECTION 3.7. Validity, etc. This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations. The Grantor has filed or caused to be filed or will promptly file or cause to be filed all Filing Statements in the appropriate offices therefor (or has authenticated and delivered to the Administrative Agent Filing Statements suitable for filing in such offices) or and has taken or will promptly take all of the actions necessary to create perfected and (in the case of Collateral other than the Capital Stock of each Subsidiary pledged hereunder, subject to the Credit Agreement) first-priority security interests in the applicable Collateral to the extent that such security interest can be perfected by a filing under the UCC, in the United States Copyright Office or in the United States Patent and Trademark Office, or in the case of Capital Stock (if certificated) and promissory notes, by delivery to the Administrative Agent.

         SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either

                  (a) for the grant by the Grantor of the security interest granted hereby, the pledge by the Grantor of any Collateral pursuant hereto or for the execution, delivery and performance of this Security Agreement by the Grantor;

                  (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder; or

                  (c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantor, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement, (ii) any "change of control" or similar filings required by state licensing agencies and (iii) for any filings or notice required to be delivered to a Governmental Authority in connection with governmental Receivables.

                                   ARTICLE IV
                                    COVENANTS

         The Grantor covenants and agrees that, until the Termination Date, the Grantor will perform, comply with and be bound by the obligations set forth below.

         SECTION 4.1. As to Investment Property, etc.

         SECTION 4.1.1. Capital Stock of Subsidiaries. The Grantor will not allow any of its Subsidiaries that is

                  (a) a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities; and

                  (b) a partnership or limited liability company, to (i) issue Capital Stock that is to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Stock is a security governed by Article 8 of the UCC, or (iii) place such Subsidiary's Capital Stock in a securities account, unless, in each case, all actions are taken by the Grantor to grant to the Administrative Agent a perfected first priority security interest in such Collateral.

         SECTION 4.1.2. Investment Property (other than Certificated Securities). With respect to any investment property (other than certificated securities) owned by the Grantor, the Grantor will use commercially reasonable efforts to cause a Control Agreement relating to such investment property to be executed and delivered by the Grantor and the applicable financial intermediary in favor of the Administrative Agent; provided that if, after using commercially reasonable efforts, the Grantor shall fail to cause such Control Agreement to be executed and delivered by such financial intermediary, the Grantor shall, upon the request of the Administrative Agent, transfer such investment property to a financial intermediary mutually satisfactory to the Administrative Agent that has agreed to execute and deliver such Control Agreement.

         SECTION 4.1.3. Stock Powers, etc. The Grantor agrees that all certificated securities delivered by the Grantor pursuant to this Security Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.

         SECTION 4.1.4. Continuous Pledge. The Grantor will (subject to the terms of the Credit Agreement and this Security Agreement) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all investment property constituting Collateral, all Dividends and Distributions with respect thereto, all payment intangibles to the extent they are evidenced by a document, instrument, promissory note or chattel paper, and all interest and principal with respect to such payment intangibles, and all proceeds and rights from time to time received by or distributable to the Grantor in respect of any of the foregoing Collateral. The Grantor agrees that it will, promptly following receipt thereof, deliver to the Administrative Agent possession of all originals of negotiable documents, instruments, promissory notes and chattel paper that have a principal amount, or value, in excess of $50,000 that it acquires following the Closing Date; provided that no more than $500,000 in principal amount, or value, of the foregoing shall be excluded from the delivery request.

         SECTION 4.1.5. Voting Rights; Dividends, etc. The Grantor agrees:

                  (a) promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Administrative Agent and upon request therefor by the Administrative Agent (although no such request shall be required if an Event of Default under Section 8.1.9 of the Credit Agreement has occurred and is continuing), so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to investment property, all interest, principal, other cash payments on payment intangibles, and all proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by the Administrative Agent as additional Collateral; and

                  (b) after any Event of Default shall have occurred and be continuing and the Administrative Agent has notified the Grantor of the Administrative Agent's intention to exercise its voting power under this clause,

                           (i) that the Administrative Agent may exercise (to
                  the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and the Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

                           (ii) to promptly deliver to the Administrative Agent
                  such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by the Grantor but which the Grantor is then obligated to deliver to the Administrative Agent pursuant to the terms of this Security Agreement, shall, until delivery to the Administrative Agent, be held by the Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), the Grantor will have the exclusive voting power with respect to any investment property constituting Collateral and the Administrative Agent will, upon the written request of the Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are necessary to allow the Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

         SECTION 4.2. Change of Name, etc. The Grantor will not change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Administrative Agent. If the Grantor is organized outside of the United States, it will not change its "location" as determined in accordance with Section 9-301 and 9-307 of the UCC and as set forth in Item A of Schedule II hereto except upon 30 days' prior written notice to the Administrative Agent.

         SECTION 4.3. As to Receivables.

                  (a) The Grantor shall have the right to collect all Receivables so long as no Event of Default shall have occurred and be continuing.

                  (b) Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of written notice by the Administrative Agent to the Grantor, all proceeds of Receivables constituting Collateral received by the Grantor shall be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of the Grantor maintained with the Administrative Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent; provided that any amounts remaining in the Collateral Account which were received and deposited pursuant to this clause (b) are to be returned to the Grantor if such Event of Default is cured or otherwise ceases and there is no longer any Event of Default that is continuing.

                  (c) Following the delivery of notice pursuant to clause
         (b)(ii) of this Section and so long as an Event of Default is continuing, the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

                  (d) With respect to the Collateral Account, it is hereby confirmed and agreed that (i) deposits in each Collateral Account are subject to a security interest as contemplated hereby, (ii) each such Collateral Account shall be under the sole dominion and control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over such Collateral Account.

         SECTION 4.4. As to Collateral.

                  (a) Subject to clause (b) of this Section, the Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.

                  (b) At any time following the occurrence and during the continuance of a an Event of Default, whether before or after the maturity of any of the Obligations, the Administrative Agent may upon written notice to the Grantor, (i) revoke any or all of the rights of the Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

                  (c) Upon request of the Administrative Agent following the occurrence and during the continuance of an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

                  (d) At any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may endorse, in the name of the Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

         SECTION 4.5. As to Intellectual Property Collateral. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of the Grantor:

                  (a) the Grantor will use commercially reasonable efforts to not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,
         (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and
         (iii), the Grantor shall either (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of immaterial economic value to the Grantor, or (y) have a valid business purpose to do otherwise;

                  (b) the Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

                  (c) in no event will the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it informs the Administrative Agent within 60 days after such filing, and upon request of the Administrative Agent (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral;

                  (d) the Grantor will use commercially reasonable efforts, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or (subject to the terms of the Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, any material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

                  (e) the Grantor will promptly (but no less than quarterly) execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such registered, issued or pending Intellectual Property, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of such item of Intellectual Property Collateral unless the Grantor shall determine in good faith that any Intellectual Property Collateral is of immaterial economic value to the Grantor.

         SECTION 4.6. Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

                  (a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuance of any Event of Default promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Collateral shall be evidenced by an instrument, negotiable document, promissory note or chattel paper, deliver and pledge to the Administrative Agent hereunder such instrument, negotiable document, promissory note or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                  (b) file (or cause to be filed) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

                  (c) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, at the reasonable request of the Administrative Agent, all investment property constituting Collateral, all Dividends and Distributions with respect thereto, and all interest and principal with respect to promissory notes, and all proceeds and rights from time to time received by or distributable to the Grantor in respect of any of the foregoing Collateral;

                  (d) except as otherwise provided by the Credit Agreement or this Security Agreement, not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any payment intangible or other instrument constituting Collateral;

                  (e) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail;

                  (f) after the occurrence and during the continuance of an Event of Default, do all things reasonably requested by the Administrative Agent in order to enable the Administrative Agent to have control (as such term is defined in Article 8 and Article 9 of any applicable Uniform Commercial Code relevant to the creation, perfection or priority of Collateral consisting of deposit accounts, investment property, electronic chattel paper and letter of credit rights) over any Collateral; and

                  (g) notify the Administrative Agent if the Grantor reasonably believes it is entitled to recover a commercial tort claim the value of which is in excess of $2,500,000 and the Grantor take all such action reasonably requested by the Administrative Agent to grant to the Administrative Agent and perfect a security interest in such commercial tort claim.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. The Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                   ARTICLE V
                            THE ADMINISTRATIVE AGENT

         SECTION 5.1. Administrative Agent Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of the Grantor hereunder.

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION 5.2. Administrative Agent May Perform. If the Grantor fails to perform any agreement contained herein within five Business Days after written notice from the Administrative Agent, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 11.3 of the Credit Agreement.

         SECTION 5.3. Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

                  (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

                  (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION 5.4. Reasonable Care. The Administrative Agent shall exercise reasonable care in the custody and preservation of all of the Collateral in its possession.

                                   ARTICLE VI
                                    REMEDIES

         SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

                           (i) require the Grantor to, and the Grantor hereby
                  agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

                           (ii) without notice except as specified below, sell
                  the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied by the Administrative Agent against, all or any part of the Obligations as follows:

                           (i) first, to the payment of all Obligations owing to
                  the Administrative Agent, in its capacity as the Administrative Agent, including fees and expenses of counsel to the Administrative Agent;

                           (ii) second, to the equal and ratable payment of
                  Obligations, in accordance with each Secured Party's Obligations owing to it under or pursuant to the Credit Agreement or any other Loan Document, applied

                                    (A) first to fees and expense reimbursements
                           then due to such Secured Party,

                                    (B) second to interest due to such Secured
                           Party,

                                    (C) third to pay or prepay principal of the
                           Loans owing to such Secured Party or to reduce the credit exposure of such Secured Party under such Rate Protection Agreement, as the case may be, and

                                    (D) fourth to pay the remaining outstanding
                           Obligations and Cash Collateralize all Letter of Credit Outstandings;

                           (iii) third, without duplication of any amounts paid
                  pursuant to clause (b)(ii) above, to the Indemnified Parties to the extent of any amounts owing pursuant to Section 11.4 of the Credit Agreement; and

                           (iv) fourth, paid over to the Grantor or to
                  whomsoever may be lawfully entitled to receive such surplus.

                  For purposes of this Security Agreement, the "credit exposure" at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

                  (c) The Administrative Agent may

                           (i) transfer all or any part of the Collateral into
                  the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                           (ii) notify the parties obligated on any of the
                  Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

                           (iii) enforce collection of any of the Collateral by
                  suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                           (iv) endorse any checks, drafts, or other writings in
                  the Grantor's name to allow collection of the Collateral,

                           (v) take control of any proceeds of the Collateral,
                  and

                           (vi) execute (in the name, place and stead of the
                  Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         SECTION 6.2. Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to
Section 6.1, the Grantor agrees that, upon request of the Administrative Agent, the Grantor will, at its own expense:

                  (a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of the Grantor, use its best efforts to cause) each issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

                  (b) use its best efforts to exempt the Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

                  (c) cause (or, with respect to any issuer which is not a Subsidiary of the Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of
         Section 11(a) of the Securities Act; and

                  (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

         SECTION 6.3. Compliance with Restrictions. The Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and the Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to the Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which the Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Default of the type described in Section 8.1.9 of the Credit Agreement) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

         SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that the Grantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

         SECTION 7.3. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by the Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 11.1 of the Credit Agreement) and the Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

         SECTION 7.5. Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         SECTION 7.6. No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 7.7. Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

         SECTION 7.8. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7.9. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 7.10. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7.11. Foreign Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Administrative Agent for its benefit and the ratable benefit of the other Secured Parties, the Grantor and the Administrative Agent hereby agree that the terms and provisions of this Security Agreement in respect of any

Collateral subject to the pledge or other Lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Administrative Agent and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided that in the event that the terms of this Security Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, (i) to the extent that the provisions of such Foreign Pledge Agreement or applicable foreign law are, under applicable foreign law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                  ASSOCIATED MATERIALS INCORPORATED


                                  By:        /s/ Robert L. Winspear
                                      ------------------------------------------
                                      Name:  Robert L. Winspear
                                      Title: Secretary

                                  UBS AG, STAMFORD BRANCH,
                                    as Administrative Agent

                                  By:        /s/ Wilfred V. Saint
                                      ------------------------------------------
                                      Name:  Wilfred V. Saint
                                      Title: Associate Director Banking Products
                                             Services, US


                                  By:        /s/ Thomas R. Salzano
                                      ------------------------------------------
                                      Name:  Thomas R. Salzano
                                      Title: Director Banking Products
                                             Services, US

                                                                      SCHEDULE I
                                       to Borrower Security and Pledge Agreement

                                                                                       Common Stock
                                                                                       ------------
                                                                        Authorized      Outstanding      % of Shares
        Issuer (corporate)                     Cert. #   # of Shares      Shares           Shares         Pledged
        ------------------                     -------   -----------      ------           ------         -------
  AMI Management Company                         001        1000           1000            1000              100
  AmerCord Inc.                                  003         9.9         60,000             100              100
  Alside, Inc.                                    1          100           1000             100              100

                                                                Limited Liability Company Interests
                                                                -----------------------------------
                                                    % of Limited Liability             Type of Limited Liability
  Issuer (limited liability company)              Company Interests Pledged            Company Interests Pledged
  ----------------------------------              -------------------------            -------------------------
  NONE

                                                                       Partnership Interests
                                                                       ---------------------
                                                       % of Partnership                     % of Partnership
  Issuer (partnership)                                 Interests Owned                     Interests Pledged
  --------------------                                 ---------------                     -----------------
  NONE

                                                                     SCHEDULE II
                                       to Borrower Security and Pledge Agreement

Item A.           Location of the Grantor:


                  Associated Materials Incorporated
                  2200 Ross Avenue, Suite 4100 East
                  Dallas, TX   75201

Item B.           Filing locations prior to July 1, 2001

        JURISDICTION

        Alabama - SOS
        Alabama - Jefferson County
        Arkansas - SOS
        Arkansas - Union County
        Arizona - SOS
        Arizona - Maricopa County
        California - SOS
        California - Sacramento County
        Colorado - SOS
        Colorado - Denver County
        Colorado - El Paso County
        Colorado - Mesa County
        Connecticut - SOS
        Connecticut - Hartford County
        Delaware - SOS
        Florida - SOS
        Florida - Orange County
        Georgia - Cobb County
        Georgia - Fayette County
        Iowa - SOS
        Iowa - Linn County
        Idaho - SOS
        Idaho - Ada County
        Illinois - SOS
        Illinois - Cook County
        Illinois - Du Page County
        Illinois - Kane County
        Illinois - Rock Island County
        Illinois - Tazewell County
        Indiana - SOS
        Indiana - Marion County
        Indiana - Pike County
        Kentucky - SOS
        Kentucky - Jefferson County

        JURISDICTION

        Louisiana - Jefferson Parish
        Massachusetts - SOS
        Massachusetts - Middlesex County
        Massachusetts - Norfolk County
        Massachusetts - Randolph County
        Massachusetts - Wilmington County
        Maryland - SOS
        Maryland - Anne Arundel Co.
        Maryland - Baltimore County
        Maryland - Prince Georges County
        Maine - SOS
        Maine - Cumberland County
        Michigan - SOS
        Michigan - Oakland County
        Michigan - Wayne County
        Minnesota - SOS
        Minnesota - Hennepin County
        Minnesota - Ramsey County
        Missouri - SOS
        Missouri - Clay County
        Missouri - Greene County
        Missouri - Jackson County
        Missouri - St. Louis County
        Montana - SOS
        Montana - Yellowstone County
        New Hampshire - SOS
        New Hampshire - Hillsborough County
        North Carolina - SOS
        North Carolina - Guilford County
        North Carolina - Lenoir County
        North Carolina - Mecklenburg County
        North Carolina - New Hanover County
        North Carolina - Randolph County
        North Carolina - Wake County
        New Jersey - SOS
        New Jersey - Passaic County
        New York - SOS
        New York - Albany County
        New York - Erie County
        New York - Monroe County
        New York - Nassau County
        New York -  Niagara County
        New York - Onondaga County
        Ohio - SOS
        Ohio - Cuyahoga County
        Ohio - Franklin County
        Ohio - Hamilton County
        Ohio - Montgomery County
        Ohio - Stark County
        Ohio - Summit County

        JURISDICTION

        Ohio - Wayne County
        Ohio - Lake County
        Oregon - SOS
        Oregon - Clackamas County
        Oregon - Mutnomah County
        Oregon - Washington County
        Pennsylvania - SOS
        Pennsylvania - Allegheney County
        Pennsylvania - Bucks County
        Pennsylvania - Butler County
        Pennsylvania - Dauphin County
        Pennsylvania - Lancaster County
        Pennsylvania - Lehigh County
        Pennsylvania - Montgomery County
        Pennsylvania - Washington County
        Rhode Island - SOS
        Rhode Island - Pawtucket
        South Dakota - SOS
        South Dakota - Pennington County
        Tennessee - SOS
        Tennessee - Davidson County
        Tennessee - Knox County
        Tennessee - Shelby County
        Texas - SOS
        Texas - Brazoria County
        Texas - Dallas County
        Texas - Ellis County
        Texas - Harris County
        Texas - Lubbock County
        Texas - Tarrant County
        Utah - SOS
        Utah - Carbon County
        Utah - Salt Lake County
        Utah - Utah County
        Utah - Washington County
        Utah - Weber County
        Virginia - SOS
        Virginia - Fairfax County
        Virginia - Frederick County
        Virginia - Norfolk County
        Virginia - Tazewell County
        Washington - SOS
        Washington - King County
        Washington - Snohomish County
        Washington - Spokane County
        Wisconsin - SOS
        Wisconsin - Dane County
        Wisconsin - Waukesha County
        West Virginia - SOS
        West Virginia - Kanawha County

        JURISDICTION

        Wyoming - SOS
        Wyoming - Natrona County
        Wyoming - Sweetwater County

Item C.           Trade names.

                  Alpine
                  Alpine Industries, Inc.
                  Alpine Windows
                  Alside
                  Alside Builders Service Company
                  Alside Inc.
                  Alside Installation Services
                  Alside Supply Center
                  Alside Window
                  Alside Window Company
                  Alside Window Company Central
                  Alside Window Company Midwest
                  Alside Window Company Northwest
                  Alside Window Company Southeast
                  AmerCable
                  AMI Management Company
                  Ennis Extruded Products Company
                  Freeport Vinyl Technologies Company
                  Guardall Building Materials Company, Inc.
                  Offshore Marine Cable Specialists
                  Premium Building Products Company
                  Premium Garage Door Company
                  Premium Window Company
                  UltraGuard

Item D.           Merger or other corporate reorganization.


                  NONE

Item E.           Taxpayer ID numbers.


                  75-1872487

Item F.           Government Contracts:


                  NONE


                                   Exhibit C

                                                                    SCHEDULE III
                                       to Borrower Security and Pledge Agreement

Item A.  Patents (Based on searches conducted on 4/9/02)


                                 ISSUED PATENTS

                           ASSOCIATED MATERIALS, INC.

U.S. PAT. NO.       TITLE                           INVENTOR(S)      ISSUE DATE                   NOTES
-------------       -----                           -----------      ----------                   -----
5,899,239           Tubular Fencing Components      Coulis           05/04/99
                    Formed from Plastic sheet
                    material

5,878,543           Interlocking side panel         Mowery           03/09/99

5,775,042           Siding panel with               Mowery et al.    07/07/98
                    interlocking projection

5,759,660           Plastic covered articles for    Coulis           06/02/98
                    railings and a method of
                    making the same

5,704,188           Post structure                  Coulis           01/06/98

5,661,939           Interlocking panel and method   Coulis et al.    09/02/97
                    of making the same

5,445,208           Vinyl door panel section        Shaner et al.    08/29/95

5,421,556           Modular fencing components      Dodge et al.     06/06/95

6,050,041           Splicing Member for Siding      Mowery           04/18/00
                    Panels

6,311,955           Fencing system with Partial     McGarry et al.   11/06/01
                    Wrap Components and Tongue
                    and Groove Board Substitute


                                          Borrower Security and Pledge Agreement

                           PENDING PATENT APPLICATIONS

                           ASSOCIATED MATERIALS, INC.

U.S. APP. NO.       FILING      TITLE                                        STATUS
                    DATE
09/298,823          4/26/99     Fencing System with Partial Wrap             Allowed, issue fee paid
                                Components and Tongue and Groove Board       07/17/01
                                Substitute

09/321,739          5/28/99     Interlocking Panel with Channel Nailing      Final Office Action response
                                Head                                         due 10/02/01 - request for
                                                                             instructions outstanding

09/496,496          2/2/00      Splicing Member for Siding Panels            Final Office Action response
                                                                             due 10/29/01

09/497,545          2/3/00      Clip for Siding Panels                       Final Office Action response
                                                                             due 11/11/01

              ISSUED PATENTS THAT HAVE EXPIRED WITHIN PAST 6 YEARS

                           ASSOCIATED MATERIALS, INC.

U.S. PAT. NO.        ISSUE DATE                                          NOTES
-------------        ----------                                          -----
4,320,613            03/23/82             -Grant of Security Interest from Associated Materials, Inc. to Associates
                                          Commercial Corp., 150 North Michigan Ave, Chicago, IL 60606 (Recorded
                                          10/12/84; Reel/Frame 004321/0726)

                                          -Grant of security Interest from entity known as Wilen Products, Inc.
                                          to Bankers Trust 7/5/2001. Appears to be improperly recorded chain of title problem.

6,050,041            06/24/80             Splicing member for securing horizontally adjacent wallsiding panels.

4,209,049            06/24/80             Traction grip for tyre


                                          Borrower Security and Pledge Agreement

                                                                     SCHEDULE IV
                                       to Borrower Security and Pledge Agreement

Item A. Trademarks (Based on searches conducted on or about 03/21/02)

                             ACTIVE U.S. TRADEMARKS

OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. D/B/A ALSIDE,INC.

PRESERVATION              SN: 76/219,994  Filed         Pending Class 19
                                          3/6/01

ECLIPSE-                  SN: 76/238,084  Filed         Pending Class 19
FLATSEAM                                  4/10/01
VINYL SIDING

PRESERVATION-             SN: 76/235,418  Filed         Pending Class 19
PRESERVING THE                            4/4/01
CHARACTER OF
YOUR HOME

ULTRABEAM                 SN: 76/261,918  Filed         Pending Class 19
                                          5/25/01

CLIMASHIELD               SN: 76/261,919  Filed         Pending Class 17
                                          5/25/01

ECLIPSE                   SN: 76/205,933  Filed         Pending Class 19
                                          2/7/01

EXCALIBUR                 Reg. 2,189,267  9/15/98       Registered
                                                        Class 19

THE CENTURY               Reg. 1,494,265  6/28/88       Registered
SERIES                                                  Class 6

WESTWOOD                  Reg. 1,549,811  8/1/89        Registered
                                                        Class 6

GREENBRIAR III            Reg. 1,525,701  2/21/89       Registered
                                                        Class 19

XPE                       Reg. 1,556,851  9/19/89       Registered
                                                        Class 19


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

HISTORICAL SERIES         Reg. 1,552,496  8/22/89       Registered
                                                        Class 6

WILLIAMSPORT              Reg. 1,656,826  9/10/91       Registered
                                                        Class 19

ULTRAMAXX                 Reg. 1,699,824  7/7/92        Registered
                                                        Class 19

SADDLEWOOD SUPREME        Reg. 1,704,109  7/28/92       Registered
                                                        Class 6

CYPRESS CREEK             Reg. 1,802,741  11/2/93       Registered
                                                        Class

ULTRAGUARD                Reg. 1,803,751  11/9/93       Registered
                                                        Class 19

ALPHA                     Reg. 1,829,854  4/5/94        Registered
                                                        Class 19

THE ULTIMATE FENCE        Reg. 1,914,954  8/29/95       Registered
                                                        Class 19

GREENBRIAR IV             Reg. 1,945,878  1/2/96        Registered
                                                        Class 19

HAMPSHIRE DUTCH LAP       Reg. 1,521,836  1/24/89       Registered
                                                        Class 19

ALSIDE                    Reg. 1,361,396  9/24/85       Registered
                                                        Class 6

BLAIR-CUT 2000            Reg. 1,362,889  10/1/85       Registered
                                                        Class 6

ALSIDE (STYLIZED)         Reg. 1,362,890  10/1/85       Registered
                                                        Class 6

FIRST ON AMERICA'S        Reg. 1,361,397  9/24/85       Registered
HOMES                                                   Class 6

LIFEWALL                  Reg. 1,715,     9/15/92       Registered
                          783                           Class 19

SUPER STEEL SIDING        Reg. 1,698,757  7/7/92        Registered
                                                        Class 6


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

NOVA IV                   Reg. 1,523,504  2/7/89        Registered
                                                        Class 19

SATINWOOD*                Reg. 1,376,459  12/17/85      Registered
                                                        Class 6

POLYMER P-5000            Reg. 1,373,253  12/3/85       Registered
                                                        Class 2

FIRST ON AMERICAS'S       Reg. 1,372,534  11/26/85      Registered
HOMES                                                   Class 17 and 19

VYNASOL                   Reg. 1,375,459  12/17/85      Registered
                                                        Class 6

ALSIDE                    Reg. 1,374,768  12/10/85      Registered
                                                        Class 17

AIR-CUSHION               Reg. 878,491    10/14/69      Registered
                                                        Class 17

ALSIDE                    Reg. 1,366,665  10/22/85      Registered
(STYLIZED)                                              Class 17 & 19

MARQUIS                   Reg. 1,383,012  2/18/86       Registered
                                                        Class 6

LIMITED EDITION           Reg. 1,383,959  2/25/86       Registered
SERIES (STYLIZED)                                       Class 6

CENTURION                 Reg. 1,383,011  2/18/86       Registered
                                                        Class 6

ODYSSEY                   Reg. 1,415,900  11/4/86       Registered
                                                        Class 19

CONQUEST                  Reg. 2,126,899  1/6/98        Registered
                                                        Class 19

CLIMATECH                 Reg. 2,420,765  1/16/01       Registered
                                                        Class 19

* Supplemental Register 420134-1


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

     OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. ("AMI")

OMNI WINDOWS & Design    Reg.           11/13/84          Registered      *Grant of Security Interest from AMI to
                         1,305,040                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246).

THE ENDURA SUPREME       Reg.           2/2/84            Registered      *Grant of Security Interest from AMI to
SERIES                   1,267,968                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

ALSIDE (STYLIZED)        Reg.           3/26/85           Registered      *Grant of Security Interest from AMI to
                         1,326,551                        Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

ALSIDE (STYLIZED)        Reg.           3/26/85           Registered      *Grant of Security Interest from AMI to
                         1,326,987                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

GUARD-ALL                Reg.           2/14/84           Registered      *Grant of Security Interest from AMI to
                         1,267,139                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

OMNI                     Reg.           8/14/84           Registered      *Grant of Security Interest from AMI to
                         1,290,081                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

AMERICUT                 Reg.           10/2/84           Registered      *Grant of Security Interest from AMI to
                         1,298,386                        Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

ELEGANCE IV              Reg.           10/16/84          Registered      *Grant of Security Interest from AMI to
                         1,300,571                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

EXCALIBUR                Reg.           10/23/84          Registered      *Grant of Security Interest from AMI to
                         1,301,211                        Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

GUARD-ALL                Reg.           11/13/84          Registered      *Grant of Security Interest from AMI to
                         1,304,689                        Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

STEEL-KING               Reg. 873,696   7/29/69           Registered      *Grant of Security Interest from AMI to
                                                          Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

WEATHER-GRAIN            Reg. 968,479    9/18/73          Registered      *Grant of Security Interest from AMI to
(STYLIZED)                                                Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

SAW-KERF                 Reg. 973,218   11/20/73          Registered      *Grant of Security Interest from AMI to
                                                          Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

THE DESIGNER'S           Reg.            6/14/83          Registered      *Grant of Security Interest from AMI to
SELECTION                1,242,108                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

SUPER-PVC                Reg. 827,371    4/11/67          Registered      *Grant of Security Interest from AMI to
(STYLIZED)                                                Class 12        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

FORMULA PC               Reg. 827,752    4/25/67          Registered      *Grant of Security Interest from AMI to
PROTECTIVE COATING                                        Class 12        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

RIGID-STONE (STYLIZED)   Reg. 824,306   2/21/67           Registered      *Grant of Security Interest from AMI to
                                                          Class 12        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

ALSIDE (STYLIZED)        Reg. 507,692   3/15/49           Registered      *Grant of Security Interest from AMI to
                                                          Class 12        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)



                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS
    OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC.; HOWEVER,
                     COMPANY LISTS OWNERSHIP AS "AMERCABLE"

TIGER                   Reg. 2,412,368  12/12/00        Registered
                                                        Class 6

GEXOL                   Ser.            10/13/00        Pending Class
                        76/147,065                      9, 17

                            FOREIGN FILED TRADEMARKS

        MARK*           SERIAL/REG. #   FILING/REG. DATE      STATUS            NOTES
                                                                                -----
ALSIDE-Canada           Reg. 111,282    8/22/88               Registered

ALSIDE-Australia        Reg. 708,426    5/13/96               Registered

ALSIDE-Poland           Serial #        4/21/00               Registered
                        Z-163657                              Class 19

                            ADDITIONAL TRADEMARKS(1)

OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. D/B/A ALSIDE,INC.

         MARK*            SERIAL/REG. #    FILING/REG.        STATUS            NOTES
                                             DATE
  THE BEST CHOICE FOR     Reg. 1,922,036   09/26/95        Reg. Class 19
       YOUR HOME

      COLORCONNECT          78/111,492     02/27/02        Reg. Class 42

       FAIRFIELD            78/108,324     02/12/02        Reg. Cl. 19


(1) The trademarks listed in this chart were not revealed by the company but were disclosed via our search results. While these trademarks may have been omitted by the Company due to alleged non-use they may, however, retain common law protection. Thus, we have included them in these schedules.


                                          Borrower Security and Pledge Agreement

THE ARCHITECTURAL COLOR     78/099,211    12/19/01        Reg. Cl. 19
       COLLECTION

  REVOLUTION BY ALSIDE      78/094,312    11/20/01        Reg. Cl. 19

       REVOLUTION           78/094,307    11/20/01        Reg. Cl. 19

  THE NATURE OF SIDING      78/092,136    11/07/01        Pending,
                                                          Intent to
                                                          Use, Class 19

        EVERDOOR            78/089,994    10/24/01        Reg. Cl. 19

       BROOKWOOD            1,457,169     09/15/87        Reg. Cl. 6


         OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC.

PREMIUM POLY SHUTTERS     1,175,172     10/27/81          Reg. Cl. 19     *Grant of Security Interest from AMI to
                                                                          Associated Commercial Corp. (recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

     WINDBREAKER          1,184,432     01/05/82          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

  SUPER STEEL SIDING       915,290      06/15/71          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

      CAPE COD 5           820,917      12/20/66          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

  ALSIDE ELECTROLON        815,722      09/27/66          Reg. Cl. 2      *Grant of Security Interest from AMI
 SUPER ELECTROSTATIC                                                      (alone) to Associated Commercial Corp.
        FINISH                                                            (recorded 10/12/84; Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

  BUILDERS ALUMINUM        726,365      01/09/62          Reg. Cl. 19     *Grant of Security Interest from AMI
        SIDING                                                            (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

     STRATA-FOAM           911,714      05/25/71          Reg. Cl. 17     *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

      WOOD-TONE            799,375      11/30/65          Reg. Cl. 19     *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

      TUFF-SIDE            743,230      01/08/63          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246

       GARD-IT             757,584      10/01/63          Reg. Cl. 19     *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)


    SELECT A COLOR         791,654      06/29/65          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

      ELECTROLON           823,575      02/07/67          Reg. Cl. 2      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

(2) The trademarks listed in this chart were also not revealed by the company but were disclosed via our search results. Again, despite any non-use due to abandonment, cancellation or expiration, they may retain common law protection. Thus, we have included them in these schedules.


                                          Borrower Security and Pledge Agreement

              TRADEMARKS RENDERED ABANDONED, CANCELLED OR EXPIRED(2)

  OWNER (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. D/B/A ALSIDE, INC.
  -----------------------------------------------------------------------------

HISTORICAL COLLECTION     1,887,912       Filed 04/04/95     -Cancelled 04/13/02

      STERLING           74/493,556       Filed 2/23/94      -Abandoned after Inter-Partes Decision (10/11/96)


  HISTORICAL SERIES      74/411,193       Filed 07/12/93     -Abandoned - (ITU) Failure to Respond (09/13/94)


       ODYSSEY           74/379,400       Filed 04/16/93     -Cancelled - Section 8 (Recorded 01/07/01; Cancellation
                                                             in OG 02/20/01)


       AMEREX            73/694,189       Filed 11/09/87     -Abandoned - After Inter Partes Decision (08/10/89)
 PREMIUM RIGID BRICK      1,413,390        Reg. 10/14/86     -Cancelled - Section 8 (recorded 04/19/93; OG 06/01/93)
 PREMIUM RIGID STONE      1,413,391        Reg. 10/14/86     -Cancelled - Section (recorded 04/19/93; OG 06/01/93)
 PREMIUM RIGID SHAKE      1,413,392        Reg. 10/14/86     -Cancelled - section 8 (recorded 04/19/93; OG 06/01/93)
     HISTORICAL           1,473,170        Reg. 01/19/88     -Cancelled - Section 8 (recorded 07/25/94; OG 09/06/94)
    HARBOR POINTE         1,500,548        Reg. 08/16/88     -Cancelled - Section  8 (recorded 02/20/95; OG 04/04/95)
   COUNTRY ESTATE         1,531,984        Reg. 03/28/89     -Cancelled - Section 8 (recorded 10/02/95; OG 11/14/95)
    CARRIAGE PATH         1,500,549        Reg. 08/16/88     -Cancelled - Section 8 (recorded 02/20/95; OG 04/04/95)
      DESIGNERS' CHOICE   1,540,113        Reg. 05/23/89     -Cancelled - Section 8 (recorded 11/27/95; OG Cancellation 01/09/96)


                                          Borrower Security and Pledge Agreement

         AMI              1,582,219        Reg. 02/13/90     -Cancelled - Section 8 (cancellation recorded 08/20/96;
                                                             cancellation in OG 10/01/96)
      EXCALIBUR           1,565,956        Reg. 11/14/89     -Cancelled  - Section 8 (recorded 05/20/96;
                                                             cancellation in OG07/02/96)
       PRO 900            1,649,492        Reg. 07/02/91     -Cancelled - Section 8 (cancellation recorded 01/06/98;
                                                             cancellation in OG 02/17/98)
      LIFEWALL            1,316,981        Reg. 01/29/85     -Cancelled - Section 8 (cancellation recorded 05/29/92;
                                                             cancellation in OG 07/07/92)

           OWNER (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC.

  BRIAR-CUT SUPREME       1,149,591     03/31/81             -Cancelled 04/06/02

                                                             *Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

  SUPER RIGID SHAKE       1,030,333        Reg. 01/13/76     -Expired - 10/21/96

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     STRATACITE            888,536         Reg. 03/31/70     -Expired - 11/04/92

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     STRATA-WAL            988,729         Reg. 07/23/74     -Expired - 05/01/95

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

      LIFEWALL             603,195         Reg. 03/15/55     -Expired - 12/18/95

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

      BRIAR-CUT            893,120         Reg. 06/23/70     -Expired 07/06/01

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

    INTERNATIONAL          889,603         Reg. 04/21/70     -Expired 11/04/92
  DESIGNS BY ALSIDE
                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     RIVET-SEAL            902,481         Reg. 11/17/70     -Expired 11/04/92

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     LUSTRE-TONE          1,025,089        Reg. 11/18/75     -Expired 08/26/96

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

  VYNASOL SATINWOOD        902,470         Reg. 11/17/70     -Expired (11/04/92)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

  SUPER RIGID-BRICK        976,213         Reg.01/08/74      -Expired 02/23/95

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

   SUPER RIGIDIZED         969,851         Reg. 10/02/73     -Expired (Supp. Reg.) 07/11/94

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     ALUMA KING            602,619         Reg. 03/01/55     -Expired 12/04/95

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

 ULTRA WEATHER GRAIN      1,085,875        Reg. 02/21/78     -Expired 11/30/98

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

      VYNA-KLAD           1,078,749        Reg. 12/06/77     -Expired 09/14/98

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

      ULTRALUM            1,078,433        Reg. 11/29/77     -Expired (09/01/98)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     STRATA-SASH          1,095,996        Reg. 07/11/78     -Expired (04/19/99)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

        ALPHA             1,095,997        Reg. 07/11/78     -Expired (04/19/99)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

      COMMODORE           1,095,998        Reg. 07/11/78     -Expired 04/19/99

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

       POLY II            1,118,802        Reg. 05/22/79     -Expired (12/15/00)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

  ULTRA DEEP GRAIN        1,119,509        Reg. 06/05/79     -Expired 07/03/00

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

     ULTRA-GUARD          1,134,442        Reg. 05/06/80     -Cancelled - Section 8
                                                             (recorded 05/12/01; OG 06/26/01)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

   OWNER (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. D/B/A AMERCABLE
   --------------------------------------------------------------------------

 AMERGUIDE   74/527,133    Filed 05/09/94     -Abandoned - Failure to Respond (07/07/95)

   AMEREX    73/611,688    Filed 07/28/86     -Abandoned - Failure to Respond (05/15/87)

             OWNER (PTO DATABASE) LISTED AS: ALPINE INDUSTRIES, INC.

 (AMI acquired substantially all of the assets of Alpine Industries, Inc. on or about October, 2000)

 Note: All of the IP owned by Alpine Industries, Inc. has been assigned to other entities, except for the few below (which are abandoned).

 ALPINE SOUND SHIELD     74/193,616       Filed 08/12/91     -Abandoned - Failure to Respond (10/01/92)

    SNOW-FIGHTER         73/396,268       Filed 09/30/82     -Abandoned - Failure to Respond (01/18/84)


                                          Borrower Security and Pledge Agreement

                                                                      SCHEDULE V
                                       to Borrower Security and Pledge Agreement

Item A.  Copyrights/Mask Works

                        Registered Copyrights/Mask Works

NONE

              Copyright/Mask Work Pending Registration Applications

NONE


                                          Borrower Security and Pledge Agreement

                                                                       EXHIBIT A
                                       to Borrower Security and Pledge Agreement

                            PATENT SECURITY AGREEMENT

         This PATENT SECURITY AGREEMENT, dated as of ________ __, 200_ (this "Agreement"), is made between ASSOCIATED MATERIALS INCORPORATED (the "Grantor"), in favor of UBS AG, STAMFORD BRANCH, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, as the Borrower, Associated Materials Holdings Inc., the various financial institutions and other Persons as are or may become parties thereto, as the Lenders, the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch, as Syndication Agent, CIBC World Markets Corp., as Documentation Agent, and UBS Warburg LLC and Credit Suisse First Boston Corporation, as Joint Lead Arrangers, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security and Pledge Agreement, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

         WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of
Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:


                                          Borrower Security and Pledge Agreement

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the "Patent Collateral"):

                  (a) all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Schedule I attached hereto;

                  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

                  (c) all of its patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world, as applicable. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security


                                          Borrower Security and Pledge Agreement

Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                                    * * * * *


                                          Borrower Security and Pledge Agreement

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.


                                       ASSOCIATED MATERIALS INCORPORATED


                                       By:_________________________________
                                          Title:



                                       UBS AG, STAMFORD BRANCH,
                                         as Administrative Agent

                                       By:_________________________________
                                          Title:

                                       By:_________________________________
                                          Title:


                                          Borrower Security and Pledge Agreement

                                                                      SCHEDULE I
                                                    to Patent Security Agreement

Item A.  Patents (Based on searches conducted on 4/9/02)


                                 ISSUED PATENTS

                           ASSOCIATED MATERIALS, INC.

U.S. PAT. NO.       TITLE                           INVENTOR(S)      ISSUE DATE         NOTES
-------------       -----                           -----------      ----------         -----
5,899,239           Tubular Fencing Components      Coulis           05/04/99
                    Formed from Plastic sheet
                    material

5,878,543           Interlocking side panel         Mowery           03/09/99

5,775,042           Siding panel with               Mowery et al.    07/07/98
                    interlocking projection

5,759,660           Plastic covered articles for    Coulis           06/02/98
                    railings and a method of
                    making the same

5,704,188           Post structure                  Coulis           01/06/98

5,661,939           Interlocking panel and method   Coulis et al.    09/02/97
                    of making the same

5,445,208           Vinyl door panel section        Shaner et al.    08/29/95

5,421,556           Modular fencing components      Dodge et al.     06/06/95

6,050,041           Splicing Member for Siding      Mowery           04/18/00
                    Panels

6,311,955           Fencing system with Partial     McGarry et al.   11/06/01
                    Wrap Components and Tongue
                    and Groove Board Substitute


                                          Borrower Security and Pledge Agreement

                           PENDING PATENT APPLICATIONS

                           ASSOCIATED MATERIALS, INC.

U.S. APP. NO.       FILING      TITLE                                        STATUS
                    DATE
09/298,823          4/26/99     Fencing System with Partial Wrap             Allowed, issue fee paid
                                Components and Tongue and Groove Board       07/17/01
                                Substitute

09/321,739          5/28/99     Interlocking Panel with Channel Nailing      Final Office Action response
                                Head                                         due 10/02/01 - request for
                                                                             instructions outstanding

09/496,496          2/2/00      Splicing Member for Siding Panels            Final Office Action response
                                                                             due 10/29/01

09/497,545          2/3/00      Clip for Siding Panels                       Final Office Action response
                                                                             due 11/11/01

              ISSUED PATENTS THAT HAVE EXPIRED WITHIN PAST 6 YEARS

                           ASSOCIATED MATERIALS, INC.

U.S. PAT. NO.        ISSUE DATE                                          NOTES
-------------        ----------                                          -----
4,320,613            03/23/82             -Grant of Security Interest from Associated Materials, Inc. to Associates
                                          Commercial Corp., 150 North Michigan Ave, Chicago, IL 60606 (Recorded
                                          10/12/84; Reel/Frame 004321/0726)

                                          -Grant of security Interest from entity known as Wilen Products, Inc.
                                          to Bankers Trust 7/5/2001. Appears to be an improperly recorded chain of title problem.

6,050,041            06/24/80             Splicing member for securing horizontally adjacent wallsiding panels.
4,209,049            06/24/80             Traction grip for tyre


                                          Borrower Security and Pledge Agreement

                                                                       EXHIBIT B
                                       to Borrower Security and Pledge Agreement

                          TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT, dated as of ________ __, 200_ (this "Agreement"), is made between ASSOCIATED MATERIALS INCORPORATED (the "Grantor"), in favor of UBS AG, STAMFORD BRANCH, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, as the Borrower, Associated Materials Holdings Inc., the various financial institutions and other Persons as are or may become parties thereto, as the Lenders, the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch, as Syndication Agent, CIBC World Markets Corp., as Documentation Agent, and UBS Warburg LLC and Credit Suisse First Boston Corporation, as Joint Lead Arrangers, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security and Pledge Agreement, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

         WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of
Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:


                                          Borrower Security and Pledge Agreement

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the "Trademark Collateral"):

                  (a) (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those registered in the United States Patent and Trademark Office and referred to in Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "Trademark");

                  (b) all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark;

                  (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

                  (d) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause
         (a) and, to the extent applicable, clause (b); and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world, as applicable. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.


                                          Borrower Security and Pledge Agreement

         SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause
(i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                                    * * * * *


                                          Borrower Security and Pledge Agreement

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.


                                         ASSOCIATED MATERIALS INCORPORATED


                                         By:_________________________________
                                            Title:



                                         UBS AG, STAMFORD BRANCH,
                                           as Administrative Agent

                                         By:_________________________________
                                            Title:

                                         By:_________________________________
                                            Title:


                                          Borrower Security and Pledge Agreement

                                                                      SCHEDULE I
                                                 to Trademark Security Agreement

Item A. Trademarks (Based on searches conducted on or about 03/21/02)

                             ACTIVE U.S. TRADEMARKS

                OWNERSHIP (PTO DATABASE) LISTED AS: ALSIDE, INC.

          MARK            SERIAL/REG.   FILING/REG.       STATUS            NOTES
                               #          DATE
PRESERVATON               SN:           Filed 2/1/01      Pending Class
                          76/203,105                      19

GALLERY                   SN:           Filed 9/26/00     Pending Class
                          76/135,518                      19

BRIAR-CUT                 SN:           Filed 11/6/00     Pending Class
SUPREME                   76/160,325                      19

   OWNERSHIP (PTO DATABASE) LISTED AS: ALSIDE, INC., A DIVISION OF ASSOCIATED
                                MATERIALS, INC.

PRO 90                    Reg.          9/24/85           Registered
                          1,361,884                       Class 17

      OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. D/B/A
                                  ALSIDE, INC.

PRESERVATION              SN:           Filed 3/6/01      Pending Class
                          76/219,994                      19

ECLIPSE-                  SN:           Filed 4/10/01     Pending Class
FLATSEAM                  76/238,084                      19
VINYL SIDING

PRESERVATION-             SN:           Filed 4/4/01      Pending Class
PRESERVING THE            76/235,418                      19
CHARACTER OF
YOUR HOME


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

ULTRABEAM                 SN:           Filed 5/25/01     Pending Class
                          76/261,918                      19

CLIMASHIELD               SN:           Filed 5/25/01     Pending Class
                          76/261,919                      17

ECLIPSE                   SN:           Filed 2/7/01      Pending Class
                          76/205,933                      19

EXCALIBUR                 Reg.          9/15/98           Registered
                          2,189,267                       Class 19

THE CENTURY               Reg.          6/28/88           Registered
SERIES                    1,494,265                       Class 6

WESTWOOD                  Reg.          8/1/89            Registered
                          1,549,811                       Class 6

GREENBRIAR III            Reg.          2/21/89           Registered
                          1,525,701                       Class 19

XPE                       Reg.          9/19/89           Registered
                          1,556,851                       Class 19

HISTORICAL SERIES         Reg.          8/22/89           Registered
                          1,552,496                       Class 6

WILLIAMSPORT              Reg.          9/10/91           Registered
                          1,656,826                       Class 19

ULTRAMAXX                 Reg.          7/7/92            Registered
                          1,699,824                       Class 19

SADDLEWOOD SUPREME        Reg.          7/28/92           Registered
                          1,704,109                       Class 6

CYPRESS CREEK             Reg.          11/2/93           Registered
                          1,802,741                       Class

ULTRAGUARD                Reg.          11/9/93           Registered
                          1,803,751                       Class 19

ALPHA                     Reg.          4/5/94            Registered
                          1,829,854                       Class 19


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

THE ULTIMATE FENCE        Reg.          8/29/95           Registered
                          1,914,954                       Class 19

GREENBRIAR IV             Reg.          1/2/96            Registered
                          1,945,878                       Class 19

HAMPSHIRE DUTCH LAP       Reg.          1/24/89           Registered
                          1,521,836                       Class 19

ALSIDE                    Reg.          9/24/85           Registered
                          1,361,396                       Class 6

BLAIR-CUT 2000            Reg.          10/1/85           Registered
                          1,362,889                       Class 6

ALSIDE (STYLIZED)         Reg.          10/1/85           Registered
                          1,362,890                       Class 6

FIRST ON AMERICA'S        Reg.          9/24/85           Registered
HOMES                     1,361,397                       Class 6

LIFEWALL                  Reg.          9/15/92           Registered
                          1,715,783                       Class 19

SUPER STEEL SIDING        Reg.          7/7/92            Registered
                          1,698,757                       Class 6

NOVA IV                   Reg.          2/7/89            Registered
                          1,523,504                       Class 19

SATINWOOD*                Reg.          12/17/85          Registered
                          1,376,459                       Class 6

POLYMER P-5000            Reg.          12/3/85           Registered
                          1,373,253                       Class 2

FIRST ON AMERICAS'S       Reg.          11/26/85          Registered
HOMES                     1,372,534                       Class 17 and
                                                          19

VYNASOL                   Reg.          12/17/85          Registered
                          1,375,459                       Class 6

* Supplemental Register 420134-1


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

ALSIDE                    Reg.          12/10/85          Registered
                          1,374,768                       Class 17

AIR-CUSHION               Reg.          10/14/69          Registered
                          878,491                         Class 17

ALSIDE                    Reg.          10/22/85          Registered
(STYLIZED)                1,366,665                       Class 17 & 19

MARQUIS                   Reg.          2/18/86           Registered
                          1,383,012                       Class 6

LIMITED EDITION           Reg.          2/25/86           Registered
SERIES (STYLIZED)         1,383,959                       Class 6

CENTURION                 Reg.          2/18/86           Registered
                          1,383,011                       Class 6

ODYSSEY                   Reg.          11/4/86           Registered
                          1,415,900                       Class 19

CONQUEST                  Reg.          1/6/98            Registered
                          2,126,899                       Class 19

CLIMATECH                 Reg.          1/16/01           Registered
                          2,420,765                       Class 19

     OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. ("AMI")

OMNI WINDOWS & Design    Reg.           11/13/84          Registered      *Grant of Security Interest from AMI to
                         1,305,040                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246).

THE ENDURA SUPREME       Reg.           2/2/84            Registered      *Grant of Security Interest from AMI to
SERIES                   1,267,968                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

ALSIDE (STYLIZED)        Reg.           3/26/85           Registered      *Grant of Security Interest from AMI to
                         1,326,551                        Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

ALSIDE (STYLIZED)        Reg.           3/26/85           Registered      *Grant of Security Interest from AMI to
                         1,326,987                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

GUARD-ALL                Reg.           2/14/84           Registered      *Grant of Security Interest from AMI to
                         1,267,139                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

OMNI                     Reg.           8/14/84           Registered      *Grant of Security Interest from AMI to
                         1,290,081                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

AMERICUT                 Reg.           10/2/84           Registered      *Grant of Security Interest from AMI to
                         1,298,386                        Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

ELEGANCE IV              Reg.           10/16/84          Registered      *Grant of Security Interest from AMI to
                         1,300,571                        Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

EXCALIBUR                Reg.           10/23/84          Registered      *Grant of Security Interest from AMI to
                         1,301,211                        Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

GUARD-ALL                Reg.           11/13/84          Registered      *Grant of Security Interest from AMI to
                         1,304,689                        Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

STEEL-KING               Reg.            7/29/69          Registered      *Grant of Security Interest from AMI to
                         873,696                          Class 6         Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

WEATHER-GRAIN            Reg.            9/18/73          Registered      *Grant of Security Interest from AMI to
(STYLIZED)               968,479                          Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

                             ACTIVE U.S. TRADEMARKS

SAW-KERF                 Reg. 973,218   11/20/73          Registered      *Grant of Security Interest from AMI to
                                                          Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

THE DESIGNER'S           Reg. 1,242,108  6/14/83          Registered      *Grant of Security Interest from AMI to
SELECTION                                                 Class 19        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

SUPER-PVC                Reg. 827,371    4/11/67          Registered      *Grant of Security Interest from AMI to
(STYLIZED)                                                Class 12        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

FORMULA PC               Reg. 827,752    4/25/67          Registered      *Grant of Security Interest from AMI to
PROTECTIVE COATING                                        Class 12        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

RIGID-STONE (STYLIZED)   Reg. 824,306   2/21/67           Registered      *Grant of Security Interest from AMI to
                                                          Class 12        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

ALSIDE (STYLIZED)        Reg. 507,692   3/15/49           Registered      *Grant of Security Interest from AMI to
                                                          Class 12        Associates Commercial Corp. (Recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

    OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC.; HOWEVER,
                     COMPANY LISTS OWNERSHIP AS "AMERCABLE"

TIGER                   Reg. 2,412,368  12/12/00        Registered
                                                        Class 6

GEXOL                   Ser.            10/13/00        Pending Class
                        76/147,065                      9, 17

                            FOREIGN FILED TRADEMARKS

        MARK*           SERIAL/REG. #   FILING/REG. DATE      STATUS            NOTES
ALSIDE-Canada           Reg. 111,282    8/22/88               Registered


                                          Borrower Security and Pledge Agreement

                            FOREIGN FILED TRADEMARKS

        MARK*           SERIAL/REG. #   FILING/REG. DATE      STATUS            NOTES
ALSIDE-Australia        Reg. 708,426    5/13/96               Registered

ALSIDE-Poland           Serial #        4/21/00               Registered
                        Z-163657                              Class 19

                             ADDITIONAL TRADEMARKS(2)

      OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. D/B/A
                                  ALSIDE, INC.

         MARK*            SERIAL/REG.   FILING/REG. DATE      STATUS            NOTES
                               #
  THE BEST CHOICE FOR         Reg.      09/26/95              Reg. Class 19
       YOUR HOME           1,922,036

      COLORCONNECT         78/111,492   02/27/02              Reg. Class 42

       FAIRFIELD           78/108,324   02/12/02              Reg. Cl. 19

THE ARCHITECTURAL COLOR    78/099,211   12/19/01              Reg. Cl. 19
       COLLECTION

  REVOLUTION BY ALSIDE     78/094,312   11/20/01              Reg. Cl. 19

       REVOLUTION          78/094,307   11/20/01              Reg. Cl. 19



(2) The trademarks listed in this chart were not revealed by the company but were disclosed via our search results. While these trademarks may have been omitted by the Company due to alleged non-use they may, however, retain common law protection. Thus, we have included them in these schedules.


                                          Borrower Security and Pledge Agreement

  THE NATURE OF SIDING     78/092,136   11/07/01              Pending,
                                                              Intent to
                                                              Use, Class 19

        EVERDOOR           78/089,994   10/24/01              Reg. Cl. 19

       BROOKWOOD           1,457,169    09/15/87              Reg. Cl. 6

         OWNERSHIP (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC.

PREMIUM POLY SHUTTERS     1,175,172     10/27/81          Reg. Cl. 19     *Grant of Security Interest from AMI to
                                                                          Associated Commercial Corp. (recorded
                                                                          10/12/84; Reel/Frame 0483/0246)

     WINDBREAKER          1,184,432     01/05/82          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

  SUPER STEEL SIDING       915,290      06/15/71          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

      CAPE COD 5           820,917      12/20/66          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

  ALSIDE ELECTROLON        815,722      09/27/66          Reg. Cl. 2      *Grant of Security Interest from AMI
 SUPER ELECTROSTATIC                                                      (alone) to Associated Commercial Corp.
        FINISH                                                            (recorded 10/12/84; Reel/Frame 0483/0246)

  BUILDERS ALUMINUM        726,365      01/09/62          Reg. Cl. 19     *Grant of Security Interest from AMI
        SIDING                                                            (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

     STRATA-FOAM        911,714         05/25/71          Reg. Cl. 17     *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

      WOOD-TONE            799,375      11/30/65          Reg. Cl. 19     *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

      TUFF-SIDE            743,230      01/08/63          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246

       GARD-IT             757,584      10/01/63          Reg. Cl. 19     *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

    SELECT A COLOR         791,654      06/29/65          Reg. Cl. 6      *Grant of Security Interest from AMI
                                                                          (alone) to Associated Commercial Corp.
                                                                          (recorded 10/12/84; Reel/Frame 0483/0246)

      ELECTROLON           823,575      02/07/67          Reg. Cl. 2      *Grant of Security Interest from AMI (alone) to
                                                                          Associated Commercial Corp. (recorded 10/12/84;
                                                                          Reel/Frame 0483/0246)

             TRADEMARKS RENDERED ABANDONED, CANCELLED OR EXPIRED(2)

 OWNER (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. D/B/A ALSIDE, INC.

HISTORICAL COLLECTION     1,887,912       Filed 04/04/95     -Cancelled 04/13/02

      STERLING           74/493,556       Filed 2/23/94      -Abandoned after Inter-Partes Decision (10/11/96)


  HISTORICAL SERIES      74/411,193       Filed 07/12/93     -Abandoned - (ITU) Failure to Respond (09/13/94)

(2) The trademarks listed in this chart were also not revealed by the company but were disclosed via our search results. Again, despite any non-use due to abandonment, cancellation or expiration, they may retain common law protection. Thus, we have included them in these schedules.


                                          Borrower Security and Pledge Agreement

       ODYSSEY           74/379,400       Filed 04/16/93     -Cancelled - Section 8 (Recorded 01/07/01; Cancellation
                                                             in OG 02/20/01)

       AMEREX            73/694,189       Filed 11/09/87     -Abandoned - After Inter Partes Decision (08/10/89)

 PREMIUM RIGID BRICK      1,413,390        Reg. 10/14/86     -Cancelled - Section 8 (recorded 04/19/93; OG 06/01/93)

 PREMIUM RIGID STONE      1,413,391        Reg. 10/14/86     -Cancelled - Section (recorded 04/19/93; OG 06/01/93)

 PREMIUM RIGID SHAKE      1,413,392        Reg. 10/14/86     -Cancelled - section 8 (recorded 04/19/93; OG 06/01/93)

     HISTORICAL           1,473,170        Reg. 01/19/88     -Cancelled - Section 8 (recorded 07/25/94; OG 09/06/94)

    HARBOR POINTE         1,500,548        Reg. 08/16/88     -Cancelled - Section  8 (recorded 02/20/95; OG 04/04/95)

   COUNTRY ESTATE         1,531,984        Reg. 03/28/89     -Cancelled - Section 8 (recorded 10/02/95; OG 11/14/95)

    CARRIAGE PATH         1,500,549        Reg. 08/16/88     -Cancelled - Section 8 (recorded 02/20/95; OG 04/04/95)

  DESIGNERS' CHOICE       1,540,113        Reg. 05/23/89     -Cancelled - Section 8 (recorded 11/27/95; OG
                                                             cancellation 01/09/96)

         AMI              1,582,219        Reg. 02/13/90     -Cancelled - Section 8 (cancellation recorded 08/20/96;
                                                             cancellation in OG 10/01/96)

      EXCALIBUR           1,565,956        Reg. 11/14/89     -Cancelled  - Section 8 (recorded 05/20/96;
                                                             cancellation in OG07/02/96)

       PRO 900            1,649,492        Reg. 07/02/91     -Cancelled - Section 8 (cancellation recorded 01/06/98;
                                                             cancellation in OG 02/17/98)


                                          Borrower Security and Pledge Agreement

      LIFEWALL            1,316,981        Reg. 01/29/85     -Cancelled - Section 8 (cancellation recorded 05/29/92;
                                                             cancellation in OG 07/07/92)

           OWNER (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC.

  BRIAR-CUT SUPREME       1,149,591        03/31/81          -Cancelled 04/06/02

                                                             *Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

  SUPER RIGID SHAKE       1,030,333        Reg. 01/13/76     -Expired - 10/21/96

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     STRATACITE            888,536         Reg. 03/31/70     -Expired - 11/04/92

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     STRATA-WAL            988,729         Reg. 07/23/74     -Expired - 05/01/95

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

      LIFEWALL             603,195         Reg. 03/15/55     -Expired - 12/18/95

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

      BRIAR-CUT            893,120         Reg. 06/23/70     -Expired 07/06/01

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

    INTERNATIONAL          889,603         Reg. 04/21/70     -Expired 11/04/92
  DESIGNS BY ALSIDE
                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

     RIVET-SEAL            902,481         Reg. 11/17/70     -Expired 11/04/92

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     LUSTRE-TONE          1,025,089        Reg. 11/18/75     -Expired 08/26/96

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

  VYNASOL SATINWOOD        902,470         Reg. 11/17/70     -Expired (11/04/92)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

  SUPER RIGID-BRICK        976,213         Reg.01/08/74      -Expired 02/23/95

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

   SUPER RIGIDIZED         969,851         Reg. 10/02/73     -Expired (Supp. Reg.) 07/11/94

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     ALUMA KING            602,619         Reg. 03/01/55     -Expired 12/04/95

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

 ULTRA WEATHER GRAIN      1,085,875        Reg. 02/21/78     -Expired 11/30/98

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

      VYNA-KLAD           1,078,749        Reg. 12/06/77     -Expired 09/14/98

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)


                                          Borrower Security and Pledge Agreement

      ULTRALUM            1,078,433        Reg. 11/29/77     -Expired (09/01/98)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     STRATA-SASH          1,095,996        Reg. 07/11/78     -Expired (04/19/99)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

        ALPHA             1,095,997        Reg. 07/11/78     -Expired (04/19/99)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

      COMMODORE           1,095,998        Reg. 07/11/78     -Expired 04/19/99

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

       POLY II            1,118,802        Reg. 05/22/79     -Expired (12/15/00)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

  ULTRA DEEP GRAIN        1,119,509        Reg. 06/05/79     -Expired 07/03/00

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

     ULTRA-GUARD          1,134,442        Reg. 05/06/80     -Cancelled - Section 8 (recorded 05/12/01; OG 06/26/01)

                                                             Grant of Security Interest from AMI (alone) to
                                                             Associated Commercial Corp. (recorded 10/12/84;
                                                             Reel/Frame 0483/0246)

                  OWNER (PTO DATABASE) LISTED AS: ALSIDE, INC.

      PORTRAIT           76/135,519          09/26/00        -Abandoned - Failure to Respond (01/09/02)

   OWNER (PTO DATABASE) LISTED AS: ASSOCIATED MATERIALS, INC. D/B/A AMERCABLE


                                          Borrower Security and Pledge Agreement

      AMERGUIDE          74/527,133       Filed 05/09/94     -Abandoned - Failure to Respond (07/07/95)
       AMEREX            73/611,688       Filed 07/28/86     Abandoned - Failure to Respond (05/15/87)

             OWNER (PTO DATABASE) LISTED AS: ALPINE INDUSTRIES, INC.

    (AMI acquired substantially all of the assets of Alpine Industries, Inc.
                           on or about October, 2000)

 Note: All of the IP owned by Alpine Industries, Inc. has been assigned to other entities, except for the few below (which are abandoned).

 ALPINE SOUND SHIELD     74/193,616       Filed 08/12/91     -Abandoned - Failure to Respond (10/01/92)

    SNOW-FIGHTER         73/396,268       Filed 09/30/82     -Abandoned - Failure to Respond (01/18/84)


                                          Borrower Security and Pledge Agreement

                                                                       EXHIBIT C
                                       to Borrower Security and Pledge Agreement

                          COPYRIGHT SECURITY AGREEMENT

         This COPYRIGHT SECURITY AGREEMENT, dated as of ________ __, 200_ (this "Agreement"), is made between ASSOCIATED MATERIALS INCORPORATED (the "Grantor"), in favor of UBS AG, STAMFORD BRANCH, as administrative agent (together with its successor(s) thereto in such capacity, the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H :

         WHEREAS, pursuant to a Credit Agreement, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, as the Borrower, Associated Materials Holdings Inc., the various financial institutions and other Persons as are or may become parties thereto, as the Lenders, the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch, as Syndication Agent, CIBC World Markets Corp., as Documentation Agent, and UBS Warburg LLC and Credit Suisse First Boston Corporation, as Joint Lead Arrangers, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Borrower Security and Pledge Agreement, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Security Agreement");

         WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of
Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

         WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following (the "Copyright Collateral"), whether now or hereafter existing or acquired by the
Grantor: all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the United States copyrights referred to in Schedule I hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world, as applicable. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause
(i)) or (B) all Copyright Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

         SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article XI thereof.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                                    * * * * *


                                          Borrower Security and Pledge Agreement

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.


                                       ASSOCIATED MATERIAL INCORPORATED


                                       By:  ___________________________________
                                            Name:
                                            Title:



                                       UBS AG, STAMFORD BRANCH,
                                         as Administrative Agent

                                       By:  ___________________________________
                                            Name:
                                            Title:


                                       By:  ___________________________________
                                            Name:
                                            Title:


                                          Borrower Security and Pledge Agreement

                                                                      SCHEDULE I
                                                 to Copyright Security Agreement

Item A.  Copyrights/Mask Works

                        Registered Copyrights/Mask Works

NONE

              Copyright/Mask Work Pending Registration Applications

NONE


                                          Borrower Security and Pledge Agreement